PURCHASE AGREEMENT, made as of the 23rd day of October, 1999

         BETWEEN

(1) The Shareholders of NTL Incorporated (the "Sellers"), listed in Annex I hereto; and

(2) Compagnie Generale des Communications (COGECOM) S.A. ("Cogecom"), a company registered in France and having its registered office at 6 Place d'Alleray, 75505 Paris Cedex 15, France, and a wholly owned subsidiary of France Telecom S.A. (the Sellers and Cogecom are hereafter referred to as the "Parties").

         WHEREAS

         The Sellers desire to sell to Cogecom and Cogecom, subject to the terms and conditions set out in this Agreement, desires to purchase from the Sellers, an aggregate of 3,300,000 shares of Common Stock, par value $0.01 per share (the "Sale Shares"), of NTL Incorporated (the "Company"), a Delaware corporation having its principal executive office at 110 East 59th Street, New York, NY 10022, at a price per Sale Share as set forth below and otherwise on the terms set out in this Agreement;

         NOW IT IS HEREBY AGREED as follows:

1.       Purchase and Sale.

         On and subject to the terms and conditions of this Agreement, the Sellers hereby severally agree to sell to Cogecom that number of the Sale Shares listed opposite its name in Annex I hereto, and Cogecom agrees to purchase all of such Sale Shares, at the purchase price set out below, free from any and all pledges, liens, security interests or other encumbrances.

2.       Settlement.

         (A) The third business day at 12.00 noon. (New York time) after the date of this Agreement shall be the Settlement Day unless otherwise agreed by the Parties in writing.

         (B) On the Settlement Day, the Sellers shall cause to be delivered to Cogecom certificates representing the Sale Shares in the manner agreed by the Parties against payment in full made in accordance with Section 3.

3.       Purchase Price.

         The purchase price per share to be paid by Cogecom for the Sale Shares on the Settlement Day shall be $68.50 per Sale Share, for an aggregate of $226,050,000 for all of the Sale Shares to be paid by wire transfer to a single account designated by the Sellers to Cogecom.

4.       Representations, Warranties and Undertakings.

         (A) The Sellers hereby severally make the representations, warranties and undertakings set forth in Annex II hereto as of the date hereof and as of the Settlement Day.

         (B) Cogecom makes to each of the Sellers the representations, warranties and undertakings set forth in Annex III hereto as of the date hereof and as of the Settlement Day.

         (C) The Sellers and Cogecom shall each notify the others forthwith if, on or prior to the Settlement Day, it comes to its knowledge that any of its representations, warranties, undertakings or agreements set out in Annex II or Annex III hereto ceases to be true and accurate or becomes misleading in any respect or that there has been any breach of any of such representations, warranties, undertakings or agreements.

5.       Miscellaneous.

         The Sellers and Cogecom each undertake to execute all such documents and do all such acts and things as the other may reasonably require in order to give effect to the terms of this Agreement and to enable the sale and purchase of the Sale Shares to be carried out and given full force and effect.

         The representations, warranties, agreements and undertakings in this Agreement shall continue in full force and effect despite any completion of the purchase and sale of the Sale Shares under the Agreement.

         The Sellers agree that, except as otherwise specifically contemplated in this Agrement and as otherwise may be required to comply with applicable law and stock exchange regulations, no press release or similar public announcement or communication will be made by them concerning the execution, performance or terms of this Agreement unless specifically approved in advance and in writing by Cogecom. The
         Sellers agree that any public announcement required by applicable law or stock exchange regulations shall only be made after reasonable notice to Cogecom.

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

6.       Expenses.

         Each party to this Agreement shall pay all of its expenses in connection with this Agreement and the transactions contemplated hereby.

7.       Notices.

(A) Any notice to be given under this Agreement shall be in writing and shall be delivered to or sent by facsimile transmission, to the respective numbers set out in sub-clause (B) below. Any such notice shall be deemed served on the business day of actual receipt; where actual receipt occurs on a day which is a Saturday, Sunday or bank holiday the effective date of service shall be the first business day following the date of actual receipt or, if earlier, the date upon which receipt shall have been acknowledged.

(B)      The respective facsimile numbers of the Parties are as follows:

            The Sellers:     To the addressees set forth on Annex I hereto:

                             With a copy to:

                                       Sullivan & Cromwell
                                       9a Ironmonger Lane
                                       London EC2V 8EY, England
                                       Telecopy No.:     44-171-710-6565
                                       Attention:        Scott D. Miller

                             and to:

                                       Goldman, Sachs & Co.
                                       85 Broad Street
                                       New York, New York 10004
                                       Telecopy No.: 1-212-357 5505
                                       Attention:        Ben Adler

             Cogecom:        212, rue Raymond Losserand
                             75505 Paris Cedex 15
                             France
                             Attention:  Philippe McAllister
                             Telecopy No.: 331-4444-2154
                             Attention:  Olivier Froissart
                             Telecopy No.: 331-4444-7799

             With a copy to: Shearman & Sterling
                             599 Lexington Avenue
                             New York, NY

                             Attention:  Alfred Ross
                             Telecopy No.: 1-212-848-4051

8.       Entire Agreement.

         This Agreement embodies the entire understanding of the Parties and there are no other agreements or understandings, written or oral, in effect between Parties relating to the subject matter hereof. This Agreement may be amended or modified only by an instrument executed by the Parties.

9.       Successors and Assigns.

         No Party hereto may assign this Agreement without the prior written consent of the others provided that Cogecom may assign this Agreement to any of its affiliates provided that it will remain responsible for performance under this Agreement. Any impermissible attempted assignment of this Agreement without such prior written consent shall be void. This Agreement and the provisions thereof shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns.

10.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11.      Counterparts.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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


IN WITNESS WHEREOF this Agreement has been duly executed as of the day and year first before written.

COMPAGNIE GENERALE DES COMMUNICATIONS, (COGECOM) S.A.

By
    --------------------------

By
    --------------------------

EUROPEAN CABLE CAPITAL PARTNERS, L.P.

By
    --------------------------
     Name:
     Title:

BRIDGE STREET FUND 1996, L.P.

By
    --------------------------
     Name:
     Title:

GS CAPITAL PARTNERS L.P.

By
    --------------------------
     Name:
     Title:

STONE STREET FUND 1996, L.P.

By
    --------------------------
     Name:
     Title:

                                     ANNEX I

                               Sellers Information

------------------------------------- ------------------------ -----------
Name                                  Address                  No. of Shares

------------------------------------- ------------------------ -----------
European Cable Capital Partners, L.P. 85 Broad Street
                                      New York, NY 10004        3,079,697
------------------------------------- ------------------------ -----------
Bridge Street Fund 1996, L.P.         85 Broad Street
                                      New York, NY 10004           44,184
------------------------------------- ------------------------ -----------
------------------------------------- ------------------------ -----------
GS Capital Partners L.P.              85 Broad Street
                                      New York, NY 10004          110,967
------------------------------------- ------------------------ -----------
------------------------------------- ------------------------ -----------
Stone Street Fund 1996, L.P.          85 Broad Street
                                      New York, NY 10004           65,152
------------------------------------- ------------------------ -----------

                                    ANNEX II

          Sellers Several Representations, Warranties and Undertakings

Each of the Sellers severally hereby represents, warrants and undertakes to COGECOM with respect to itself, that:

1. it has full corporate power, and all authorizations, approvals, consents and licenses required by it, to permit it to enter into and perform this Agreement have been obtained and are in full force and effect; the execution and delivery by such Seller of, and the performance by such Seller of, this Agreement will not contravene the constitutional documents of such Seller, any provision of applicable law any agreement or other instrument binding upon such Seller or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Seller or any of its assets, and no consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for the performance by such Seller of its obligations under this Agreement, except such as have already been obtained and are in full force and effect; and this Agreement has been duly authorized, executed and delivered by such Seller and is a valid and binding agreement of such Seller enforceable in accordance with its terms; provided, however, that the Sellers are bound by the restrictions of Section 2.7 of the Registration Rights Agreement, dated as of March 8, 1999 (the "Registration Rights Agreement") among NTL Incorporated and the Shareholders listed therein; and

2. such Seller has valid title free and clear of all security interests, liens, encumbrances, equities or other claims to, and the legal right and power to sell and transfer the Sale Shares, and transfer of such Sale Shares to Cogecom will pass title to such shares, free and clear of all security interests, liens, encumbrances, equities or other claims.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NO SELLER MAKES ANY REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES, WHETHER BY SELLERS OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS OR REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE COMPANY.

                                    ANNEX III

              Cogecom Representations, Warranties and Undertakings

Cogecom hereby represents, warrants and agrees for the benefit of the Sellers that:

1. it has full corporate power, and all authorizations, approvals, consents and licenses required by it, to permit it to enter into and perform this Agreement have been obtained and are in full force and effect; the execution and delivery by it of, and the performance by it of, this Agreement will not contravene its constitutional documents, any provision of applicable law any agreement or other instrument binding upon it or any judgment, order or decree of any governmental body, agency or court having jurisdiction over it or any of its assets, and no consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for the performance by it of its obligations under this Agreement, except such as have already been obtained and are in full force and effect; and this Agreement has been duly authorized, executed and delivered by it and is a valid and binding agreement of it; the purchase of the Sale Shares by Cogecom will not require notification under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976;

2. the Sale Shares have not been and, in connection with the purchase of the Sale Shares by Cogecom, will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"); as a result the Sale Shares will be "restricted securities" within the meaning of Rule 144 under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in a transaction exempt from, or not subject to, the registration requirements of the Securities Act;

3. it is an institutional "accredited investor" (an "Institutional Accredited Investor") within the meaning of Rule 501(a)(1),(2),(3) or
         (7) under the United States Securities Act of 1933, as amended (the "Securities Act"); as a purchaser in a private placement of Shares which have not been registered under the Securities Act, it is purchasing Sale Shares for its own account without a view to any resale or distribution thereof; it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its decision to invest in Shares, and it has the financial ability to bear the economic risk of its investment in the Sale Shares; and it acknowledges that it has had access to such information as it deems necessary and has made its own investigation to the extent it deems necessary in connection with its decision to purchase the Sale Shares;

4. it agrees that the certificates evidencing the Sale Shares currently bear a legend and certificates delivered to it will continue to bear a legend evidencing the restrictions; and

5.       in order to enable the Sellers to comply with their obligations under
         Section 2.7 of the Registration Rights Agreement, Cogecom is willing to purchase up to 1.389 million NTL Shares from the Y Holders (as defined in the Registration Rights Agreement) on a pro rata basis in accordance with their holdings on the same terms and conditions as are provided in this Agreement.

         EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, COGECOM MAKES NO REPRESENTATIONS OR WARRANTIES, AND HEREBY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES, WHETHER BY IT OR ANY OF ITS OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS OR REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE COMPANY.


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